UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 3, 2021

Wireless Telecom Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New Jersey

(State or Other Jurisdiction of Incorporation)

001-11916	22-2582295
(Commission File Number)	(IRS Employer Identification No.)

25 Eastmans Road
Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

(973) 386-9696

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	WTT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On June 3, 2021, Wireless Telecom Group, Inc. (the “Company”) held its 2021 annual shareholder meeting.

(b) A quorum was present at the annual shareholder meeting.

1. The following directors were elected to serve as directors of the Company until the next annual meeting of shareholders and until their successors have been duly elected and qualified: Alan L. Bazaar, Jennifer Fritzsche, Mitchell Herbets, Scott Gibson, Michael Millegan, Allan D.L. Weinstein and Timothy Whelan. Set forth below are the final voting results for each director:

Name	For	Against	Abstain	Broker Non-Votes
Alan L. Bazaar	6,628,398	0	1,532,009	5,962,853
Jennifer Fritzsche	7,301,266	0	859,141	5,962,853
Mitchell Herbets	7,255,321	0	905,086	5,962,853
C. Scott Gibson	7,268,122	0	892,285	5,962,853
Michael Millegan	6,642,103	0	1,518,304	5,962,853
Allan D.L. Weinstein	6,775,580	0	1,384,827	5,962,853
Timothy Whelan	6,857,512	0	1,302,895	5,962,853

2. The shareholders approved the 2021 Wireless Telecom Group, Inc. Long-Term Incentive Plan:

For	Against	Abstain	Broker non-Vote
6,109,940	1,865,132	185,335	5,962,853

3. The shareholders approved the advisory resolution approving the compensation of the Company’s executive officers:

For	Against	Abstain	Broker non-Vote
6,535,085	1,422,643	202,679	5,962,853

4. The shareholders ratified the selection of PKF O’Connor Davies, LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2021:

For	Against	Abstain	Broker non-Vote
13,370,569	563,116	189,575	0

Item 8.01.	Other Events.

Immediately following the annual shareholder meeting, the Board of Directors held a regular meeting and appointed the following directors to Board committees:

Audit Committee

Alan L. Bazaar (Chair)
C. Scott Gibson
Allan D.L. Weinstein

Compensation Committee

Michael Millegan (Chair)
Mitchell Herbets
Allan D.L. Weinstein

Nominating and Corporate Governance Committee

Alan L. Bazaar (Chair)
Jennifer Fritzsche
Michael Millegan

Strategy Oversight Committee

C. Scott Gibson (Chair)
Jennifer Fritzsche
Mitchell Herbets
Michael Millegan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIRELESS TELECOM GROUP, INC.

Date: June 7, 2021	By:	/s/ Michael Kandell
Michael Kandell
Chief Financial Officer